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                                                                   EX-99.906CERT

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Ralph L. Schlosstein, President, and Paul L. Audet, Treasurer, of BlackRock Liquidity Funds (the "Company"), each certify, to the best of his knowledge:

     1. The Company's periodic report on Form N-CSR for the period ended April 30, 2004 (the "Report") fully complies with the requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2004
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       /s/ Ralph L. Schlosstein
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Name:  Ralph L. Schlosstein
Title: President
       (Principal Executive Officer)

       /s/ Paul L. Audet
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Name:  Paul L. Audet
Title: Treasurer
       (Principal Financial Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C ss. 1350, and is not being filed as part of the Report with the Securities and Exchange Commission.